                                                                    Exhibit 8.1

Organizational Structure--NTT's Consolidated Subsidiaries as of March 31, 2003

                                                 Country of    Equity Held by NTT,
                     Name                       Incorporation directly or indirectly
                     ----                       ------------- ----------------------
NIPPON TELEGRAPH AND TELEPHONE EAST CORPORATION   Japan               100.0%
NIPPON TELEGRAPH AND TELEPHONE WEST CORPORATION   Japan               100.0%
NTT-ME CORPORATION.............................   Japan               100.0%
NTT-X, Inc.....................................   Japan               100.0%
Plala Networks Inc.............................   Japan                72.0%
NTT VIETNAM CORPORATION........................   Japan                55.0%
NTT Finance (U.K.) Limited.....................   UK                  100.0%
NTT DIRECTORY SERVICES Co......................   Japan               100.0%
NTT BizLink, Inc...............................   Japan               100.0%
NTT InfraNet Co., Ltd..........................   Japan               100.0%
NTT MARKETING ACT CORPORATION/(1)/.............   Japan               100.0%
NTT Solco Corporation..........................   Japan                84.4%
NTT NEOMEIT CORPORATION/(1)/...................   Japan               100.0%
NTT TELECA CORPORATION.........................   Japan                84.5%
NTT BUSINESS INFORMATION SERVICE, INC..........   Japan                52.0%
AIREC ENGINEERING CORPORATION..................   Japan                53.0%
NTT NEOMEIT KANSAI CORPORATION/(1)/............   Japan               100.0%
NTT MARKETING ACT KANSAI CORPORATION/(1)/......   Japan               100.0%
NTT-ME TOKYO CORPORATION/(2)/..................   Japan               100.0%
NTT HOKKAIDO TELEMART CORPORATION..............   Japan                89.0%
NTT SERVICE TOKYO CORPORATION..................   Japan               100.0%
NTT Communications Corporation.................   Japan               100.0%
NTT USA, Inc...................................   USA                 100.0%
Verio Inc......................................   USA                 100.0%
NTT America, Inc...............................   USA                 100.0%
NTT EUROPE LTD.................................   UK                  100.0%
NTT AUSTRALIA PTY. LTD.........................   Australia           100.0%
NTT (HONG KONG) LIMITED........................   China               100.0%
NTTA&T Investment, Inc.........................   USA                 100.0%
NTT INVESTMENT SINGAPORE PTE. LTD..............   Singapore           100.0%
HKNet Company Limited..........................   China               100.0%
NTT MSC SDN. BHD...............................   Malaysia            100.0%
NTT COM ASIA LIMITED...........................   China               100.0%
NTTPC Communications, Inc......................   Japan               100.0%
NTT AUSTRALIA IP PTY LTD.......................   Australia           100.0%
NTT SINGAPORE PTE. LTD.........................   Singapore           100.0%
Milletechno, Inc...............................   USA                 100.0%
NTT World Engineering Marine Corporation.......   Japan                66.7%
NTT KOREA Co., Ltd.............................   Korea               100.0%
NTT Taiwan Ltd.................................   Taiwan              100.0%
NTT NaviSpace Corporation......................   Japan               100.0%
NTT do Brasil Telecomunicacoes Ltda............   Brazil              100.0%
NTT DoCoMo, Inc................................   Japan                63.0%
NTT DoCoMo Hokkaido, Inc.......................   Japan               100.0%
NTT DoCoMo Tohoku, Inc.........................   Japan               100.0%
NTT DoCoMo Tokai, Inc..........................   Japan               100.0%

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

           NTT DoCoMo Hokuriku, Inc................ Japan     100.0%
           NTT DoCoMo Kansai, Inc.................. Japan     100.0%
           NTT DoCoMo Chugoku, Inc................. Japan     100.0%
           NTT DoCoMo Shikoku, Inc................. Japan     100.0%
           NTT DoCoMo Kyushu, Inc.................. Japan     100.0%
           DoCoMo Service Inc...................... Japan     100.0%
           DoCoMo Engineering Inc.................. Japan     100.0%
           DoCoMo Mobile Inc....................... Japan     100.0%
           DoCoMo Support Inc...................... Japan     100.0%
           DoCoMo Systems, Inc..................... Japan     100.0%
           DoCoMo Sentsu, Inc...................... Japan      90.7%
           DoCoMo Technology, Inc.................. Japan     100.0%
           NTT DATA CORPORATION.................... Japan      54.2%
           NTT DATA SYSTEM TECHNOLOGIES INC........ Japan     100.0%
           NTT DATA SYSTEM SERVICE CORPORATION/(3)/ Japan      90.0%
           NTT DATA FINANCIAL CORPORATION.......... Japan      74.0%
           NTT DATA TOKYO SMS CORPORATION.......... Japan     100.0%
           NTT Broadband Initiative Inc............ Japan     100.0%
           NTT Urban Development Co................ Japan     100.0%
           NTT COMWARE CORPORATION................. Japan     100.0%
           NTT FACILITIES, INC..................... Japan     100.0%
           NTT Electronics Corporation............. Japan      90.0%
           NTT BUSINESS ASSOCIE Corporation........ Japan     100.0%
           NTT LEASING CO., LTD.................... Japan      62.4%
           NTT Advanced Technology Corporation..... Japan     100.0%
           NTT LOGISCO Inc......................... Japan     100.0%
           NTT Software Corporation................ Japan     100.0%
           NTT ADVERTISING, INC.................... Japan     100.0%
           NTT FINANCE JAPAN CO., LTD.............. Japan     100.0%
           NTT BUSINESS ASSOCIE TOKYO Co. Ltd./(4)/ Japan     100.0%
           Other 257............................... Various Various

--------
(1) NTT MARKETING ACT CORPORATION, NTT NEOMEIT CORPORATION, NTT NEOMEIT KANSAI CORPORATION and NTT MARKETING ACT KANSAI CORPORATION changed their respective names from NTT WEST MARKETING PLANNING CORPORATION, NTT WEST FACILITIES PLANNING CORPORATION, NTT-ME KANSAI CORPORATION and NTT DYNAMIC TELEMA CORPORATION on May 1, 2002.
(2) NTT-ME TOKYO CORPORATION changed its name from NTT-ME SERVICE TOKYO CORPORATION on May 1, 2002.
(3) NTT DATA SYSTEM SERVICE CORPORATION was separated from NTT SYSTEM SERVICE CORPORATION and changed its name to the current name on April 1, 2002.
(4) NTT BUSINESS SUPPORT CORPORATION ("BUSINESS SUPPORT") changed its name to NTT BUSINESS ASSOCIE TOKYO Co. Ltd. and inherited some of the business run by BUSINESS SUPPORT on April 1, 2002.


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